INFINITY PROPERTY & CASUALTY CORPORATION Supplementary Financial Information June 30, 2018

Supplementary Financial Information Table of Contents Infinity Property and Casualty Corporation Page # Highlights GAAP Highlights 1 (a) Statutory Highlights 1 (b) Consolidated Earnings 2 (a) Footnotes to Consolidated Earnings 2 (b) Consolidated Balance Sheet 3 (a) Shareholders' Equity Progression 3 (b) Consolidated Statement of Cash Flows 4 Investment Portfolio 5 Insurance Operations Underwriting Results 6 State Detail Policies in Force 7 Gross Written Premium 8 Combined Ratios 9 Reconciliation of non-GAAP disclosures 10 Forward Looking Statements This financial release contains certain statements that may be deemed to be “forward‐looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe‐ harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements in this financial release not dealing with  historical results or current facts are forward‐looking and are based on estimates, assumptions, and projections. Statements which  include the words "assumes," "believes," "seeks," "expects," "may," "should," "intends," "likely," "targets," "plans," "anticipates,"  "estimates" or the negative version of those words and similar statements of a future or forward‐looking nature identify forward‐ looking statements. Examples of such forward‐looking statements include statements relating to expectations concerning market  conditions, premium  growth, earnings, investment performance, expected losses, rate changes and loss experience.  The primary events or circumstances that could cause actual results to differ materially from what we expect include  determinations with respect to reserve adequacy, realized gains or losses on the investment portfolio (including other‐than‐ temporary impairments for credit losses), loss cost trends and competitive conditions in our key Focus States. For a more detailed  discussion of some of the foregoing risks and uncertainties which could cause actual results to differ from those contained in the  forward‐looking statements, see Infinity’s filings with the Securities and Exchange Commission.

INFINITY PROPERTY & CASUALTY CORPORATION
GAAP HIGHLIGHTS
(in millions, except per share amounts and ratios)

	Three months ended						YTD	YTD		Incr/Decr 3 months	Incr/Decr 6 months
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017 (as adjusted)	March 31, 2017	Dec 31, 2017	June 30, 2018	June 30, 2017 (as adjusted)	June 30, 2018	June 30, 2018
GAAP Info											
Total revenues	$ 414.1	$ 388.8	$ 382.8	$ 380.7	$ 377.1	$ 377.6	$ 1,518.2	$ 802.8	$ 754.7	$ 37.0	$ 48.2
Revenue growth rate	9.8%	3.0%						6.4%			
EBIT [1]											
Including realized gains	$ 39.0	$ 28.4	$ 41.1	$ 25.2	$ 10.3	$ 18.4	$ 95.0	$ 67.4	$ 28.6	$ 28.7	$ 38.8
Excluding realized gains	$ 40.3	$ 31.3	$ 40.9	$ 25.6	$ 8.4	$ 17.9	$ 92.8	$ 71.6	$ 26.2	$ 31.9	$ 45.3
Pre-Tax Earnings [2]											
Including realized gains	$ 35.4	$ 24.9	$ 37.6	$ 21.7	$ 6.8	$ 14.9	$ 80.9	$ 60.4	$ 21.6	$ 28.7	$ 38.8
Excluding realized gains	$ 36.8	$ 27.8	$ 37.4	$ 22.1	$ 4.9	$ 14.4	$ 78.7	$ 64.6	$ 19.2	$ 31.9	$ 45.3
After-Tax Earnings [3]											
Including realized gains ("net earnings")	$ 27.8	$ 20.1	$ 14.1	$ 15.0	$ 5.2	$ 10.5	$ 44.7	$ 47.9	$ 15.7	$ 22.6	$ 32.2
Excluding realized gains ("operating earning	$ 28.8	$ 22.3	$ 13.9	$ 15.3	$ 3.9	$ 10.2	$ 43.3	$ 51.2	$ 14.1	$ 24.9	$ 37.0
Net earnings per share (fully diluted) [4]	$ 2.52	$ 1.82	$ 1.28	$ 1.35	$ 0.47	$ 0.94	$ 4.04	$ 4.34	$ 1.41	$ 2.05	$ 2.93
Net earnings excluding net realized gains (losses) on investments per share (fully	$ 2.62	$ 2.03	$ 1.27	$ 1.38	$ 0.36	$ 0.91	$ 3.91	$ 4.64	$ 1.27	$ 2.26	$ 3.37
Total assets	$ 2,582.2	$ 2,551.5	$ 2,474.5	$ 2,509.8	$ 2,453.3	$ 2,441.2	$ 2,474.5	$ 2,582.2	$ 2,453.3		$ 128.8
Total shareholders' equity	$ 735.8	$ 717.9	$ 715.8	$ 714.8	$ 708.3	$ 705.2	$ 715.8	$ 735.8	$ 708.3		$ 27.5
Total shareholders' equity ex FAS 115	$ 752.6	$ 729.8	$ 696.6	$ 691.9	$ 689.8	$ 691.4	$ 696.6	$ 752.6	$ 689.8		$ 62.8
Total tangible shareholders' equity	$ 660.6	$ 642.6	$ 640.5	$ 639.5	$ 633.0	$ 629.9	$ 640.5	$ 660.6	$ 633.0		$ 27.5
Annualized return on average GAAP equity (based on Net Earnings)	15.3%	11.2%	7.9%	8.4%	2.9%	6.0%	6.3%	13.2%	4.5%	12.4%	8.7%
Annualized returns (based on operating earnings)											
Return on revenues	7.0%	5.7%	3.6%	4.0%	1.0%	2.7%	2.9%	6.4%	1.9%	5.9%	4.5%
Return on average assets	4.5%	3.6%	2.2%	2.5%	0.6%	1.7%	1.8%	4.0%	1.2%	3.8%	2.9%
Return on average GAAP equity	15.9%	12.5%	7.8%	8.6%	2.2%	5.8%	6.1%	14.1%	4.0%	13.6%	10.1%
Return on average GAAP equity ex FAS 115	15.6%	12.5%	8.0%	8.8%	2.3%	5.9%	6.3%	14.1%	4.1%	13.3%	10.0%
Shares outstanding used in book value calculation	10.942	10.942	10.935	10.968	11.043	11.053	10.935	10.942	11.043		(0.101)
Book value per share	$ 67.25	$ 65.61	$ 65.46	$ 65.17	$ 64.14	$ 63.80	$ 65.46	$ 67.25	$ 64.14		$ 3.11
Book value per share ex FAS 115	$ 68.78	$ 66.69	$ 63.70	$ 63.08	$ 62.46	$ 62.55	$ 63.70	$ 68.78	$ 62.46		$ 6.32
Loss and loss adjustment expense ratio	73.5%	74.7%	71.2%	76.3%	80.7%	79.3%	76.8%	74.1%	80.0%	-7.1%	-5.9%
Underwriting expense ratio	17.8%	17.8%	18.9%	18.4%	18.7%	17.3%	18.3%	17.8%	18.0%	-1.0%	-0.3%
Calendar year combined ratio	91.3%	92.6%	90.0%	94.6%	99.4%	96.6%	95.2%	91.9%	98.0%	-8.1%	-6.1%

Senior Debt Rating (as of July 30, 2018)	
AM Best	BBB (stable outlook)
Standard & Poors	BBB- (stable outlook)
Moody's	Baa3 (stable outlook)

Notes:
(1) Please refer to Note 1 on page 2(b).
(2) Please refer to Note 1 on page 2(b).
(3) Please refer to Note 1 on page 2(b).

1 (a)

INFINITY PROPERTY & CASUALTY CORPORATION
STATUTORY HIGHLIGHTS
($ in millions)

	Three months ended						YTD	YTD		Incr/Decr 3 months	Incr/Decr 6 months
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec 31, 2017	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2018
SAP Info											
Gross written premium	$ 402.2	$ 421.6	$ 340.6	$ 362.2	$ 323.8	$ 370.7	$ 1,397.3	$ 823.8	$ 694.5	$ 78.4	$ 129.3
Gross written premium growth	24.2%	13.7%						18.6%			
Net written premium	$ 399.2	$ 417.9	$ 335.9	$ 359.0	$ 323.8	$ 368.1	$ 1,386.9	$ 817.1	$ 691.9	75.4	125.2
Net written premium growth	23.3%	13.5%						18.1%			
Policyholder surplus (1) (2)	$ 682.8	$ 666.3	$ 665.5	$ 672.3	$ 668.9	$ 668.8	$ 665.5	$ 682.8	$ 668.9		13.8
Net written premium to policyholder surplus (annualized)	2.3	2.5	2.0	2.1	1.9	2.2	2.1	2.4	2.1		0.3
Loss and loss adjustment expense ratio	73.8%	75.0%	71.4%	76.5%	80.9%	79.5%	77.1%	74.4%	80.2%	-7.2%	-5.9%
Net underwriting expense ratio	16.0%	16.3%	16.7%	16.6%	17.0%	15.9%	16.5%	16.2%	16.4%	-1.0%	-0.2%
Calendar year combined ratio (3)	89.8%	91.3%	88.2%	93.1%	97.9%	95.4%	93.6%	90.5%	96.6%	-8.2%	-6.1%

Financial Strength Rating (as of July 30, 2018)	
AM Best	A (stable outlook)
Standard & Poors	A- (stable outlook)
Moody's	A3 (stable outlook)

Notes:

(1) Policyholder surplus does not include the earned surplus of Infinity County Mutual Insurance Company

(2) Dividends paid out of / (contributions to)

insurance companies	16.8	16.8	18.5	18.5	14.5	14.5	66.0	33.5	29.0

(3) Excluding premium receivables charged off, including installment and other fee income. See page 6 for reconciliation to GAAP calendar year combined ratio.

1 (b)

INFINITY PROPERTY & CASUALTY CORPORATION
CONSOLIDATED EARNINGS
(in millions, except per share amounts and ratios)

	Three months ended						YTD	YTD		Incr/Decr 3 months	Incr/Decr 6 months
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017 (as adjusted)	March 31, 2017	Dec 31, 2017	June 30, 2018	June 30, 2017 (as adjusted)	June 30, 2018	June 30, 2018
Revenues:											
Earned Premium [1]	$ 374.3	$ 354.0	$ 345.9	$ 345.0	$ 339.1	$ 341.4	$1,371.3	$ 728.2	$ 680.5	$ 35.1	$ 47.7
Installment and other fee income	28.8	27.4	26.6	26.0	26.7	26.7	106.0	56.2	53.4	2.2	$ 2.9
Net investment income [2]	11.8	9.8	9.8	9.8	9.0	8.7	37.3	21.6	17.7	2.8	3.9
Net realized gains (losses) on investments [3]	(1.3)	(2.8)	0.3	(0.4)	1.9	0.5	2.2	(4.2)	2.4	(3.2)	(6.6)
Other income	0.5	0.4	0.4	0.4	0.4	0.3	1.4	0.9	0.7	0.1	0.3
Total revenues	414.1	388.8	382.8	380.7	377.1	377.6	1,518.2	802.8	754.7	37.0	48.2
Costs and Expenses:											
Loss expenses [4]	231.6	228.3	207.9	223.2	233.0	230.5	894.6	459.9	463.5	(1.4)	(3.6)
Loss adjustment expenses [4]	43.6	36.3	38.3	40.0	40.6	40.2	159.1	79.9	80.8	3.0	(0.9)
Commissions and other underwriting expenses	95.3	90.5	91.8	89.3	90.2	85.9	357.3	185.8	176.2	5.0	9.6
Interest expense	3.5	3.5	3.5	3.5	3.5	3.5	14.0	7.0	7.0	(0.0)	(0.0)
Corporate general and administrative expenses	3.7	4.7	2.9	2.2	2.4	2.3	9.8	8.4	4.7	1.2	3.7
Other expenses	0.9	0.5	0.8	0.8	0.5	0.3	2.5	1.4	0.8	0.4	0.6
Total costs and expenses	378.6	363.8	345.2	359.0	370.3	362.7	1,437.3	742.4	733.0	8.3	9.4
Earnings before income taxes	35.4	24.9	37.6	21.7	6.8	14.9	80.9	60.4	21.6	28.7	38.8
Provision for income taxes [5]	7.7	4.9	23.6	6.7	1.6	4.4	36.2	12.5	5.9	6.1	6.6
Net Earnings	$ 27.8	$ 20.1	$ 14.1	$ 15.0	$ 5.2	$ 10.5	$ 44.7	$ 47.9	$ 15.7	$ 22.6	$ 32.2
Net Earnings excluding net realized gains (losses) on investments	$ 28.8	$ 22.3	$ 13.9	$ 15.3	$ 3.9	$ 10.2	$ 43.3	51.2	14.1	$ 24.9	$ 37.0
Earnings per Common Share:											
Net Earnings											
Basic	$ 2.54	$ 1.84	$ 1.29	$ 1.36	$ 0.47	$ 0.96	$ 4.07	$ 4.38	$ 1.43	$ 2.07	$ 2.95
Diluted	$ 2.52	$ 1.82	$ 1.28	$ 1.35	$ 0.47	$ 0.94	$ 4.04	$ 4.34	$ 1.41	$ 2.05	$ 2.93
Net Earnings excluding net realized gains (losses) on investments [6][7]											
Basic	$ 2.64	$ 2.05	$ 1.27	$ 1.39	$ 0.36	$ 0.93	$ 3.94	$ 4.69	$ 1.28	$ 2.28	$ 3.41
Diluted	$ 2.62	$ 2.03	$ 1.27	$ 1.38	$ 0.36	$ 0.91	$ 3.91	$ 4.64	$ 1.27	$ 2.26	$ 3.37
Average Number of Common Shares [8]											
Basic	10.9	10.9	10.9	11.0	11.0	11.0	11.0	10.9	11.0	(0.1)	(0.1)
Diluted	11.0	11.0	11.0	11.1	11.1	11.1	11.1	11.0	11.1	(0.1)	(0.1)
Operating Ratios (GAAP Basis) [9]:											
Loss ratio	61.9%	64.5%	60.1%	64.7%	68.7%	67.5%	65.2%	63.1%	68.1%	-6.8%	-5.0%
Loss adjustment expense ratio	11.7%	10.2%	11.1%	11.6%	12.0%	11.8%	11.6%	11.0%	11.9%	-0.3%	-0.9%
Loss & LAE ratio	73.5%	74.7%	71.2%	76.3%	80.7%	79.3%	76.8%	74.1%	80.0%	-7.1%	-5.9%
Expense ratio (incl Fee Income)	17.8%	17.8%	18.9%	18.4%	18.7%	17.3%	18.3%	17.8%	18.0%	-1.0%	-0.3%
Combined ratio	91.3%	92.6%	90.0%	94.6%	99.4%	96.6%	95.2%	91.9%	98.0%	-8.1%	-6.1%
Debt to Total Capital	27.2	27.7	27.8	27.8	28.0	28.1	27.8	27.2	28.0	(0.8)	(0.8)
Debt to Tangible Capital [7]	29.4	30.0	30.0	30.1	30.3	30.4	30.0	29.4	30.3	(0.9)	(0.9)
Fixed Coverage Ratio	10.4	7.6	10.9	6.7	2.8	4.9	6.3	9.0	3.8	7.6	5.1
Interest Coverage Ratio	11.1	8.1	11.7	7.2	2.9	5.2	6.8	9.6	4.1	8.2	5.5
Quarterly average investments (at cost)	$ 1,651.4	$ 1,610.3	$ 1,583.0	$1,575.5	$ 1,556.7	$ 1,542.2	$1,563.7	$ 1,628.7	$ 1,550.9	$ 94.7	$ 77.8
GAAP book yield (gross of investment expenses) [annualized yield]	3.0%	2.6%	2.6%	2.6%	2.5%	2.4%	2.5%	2.8%	2.4%	0.5%	0.4%

NM = not meaningful

2 (a)

INFINITY PROPERTY & CASUALTY CORPORATION
FOOTNOTES TO CONSOLIDATED EARNINGS
(in millions, except per share amounts and ratios)

	Three months ended						YTD	YTD		Incr/Decr 3 months	Incr/Decr 6 months
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017 (as adjusted)	March 31, 2017	Dec 31, 2017	June 30, 2018	June 30, 2017 (as adjusted)	June 30, 2018	June 30, 2018
(1) Earned Premium											
Earned premium reduced by the following amounts for premiums to be returned to California policyholders:	$ -	$ -	$ -	$ -	$ 12.4	$ 3.8	$ 16.2	$ -	$ 16.2		
Please refer to Note 13 - Legal and Regulatory Procedures to the Consolidated Financial Statements in our 2017 Form 10K for more details on these two separate events.											
(2) Investment Income Detail											
Investment income gross of expenses	$ 12.4	$ 10.3	$ 10.4	$ 10.3	$ 9.5	$ 9.3	$ 39.5	$ 22.7	$ 18.8	2.8	3.9
Investment expenses	(0.6)	(0.5)	(0.6)	(0.5)	(0.5)	(0.6)	(2.2)	(1.1)	(1.1)	(0.0)	(0.0)
Net Investment Income	$ 11.8	$ 9.8	$ 9.8	$ 9.8	$ 9.0	$ 8.7	$ 37.3	$ 21.6	$ 17.7	2.8	3.9
(3) Realized gains (losses) detail											
Net realized gains (losses) from sale of securities, before impairment losses	$ (0.6)	$ 1.4	$ 3.3	$ (0.4)	$ 1.9	$ 0.5	$ 5.3	$ 0.8	$ 2.4	(2.5)	(1.6)
Net holding period gains (losses) on equity securities	(0.3)	(2.6)						(2.9)		(0.3)	
Total other-than-temporary impairment (OTTI) losses	(0.8)	(1.5)	(2.8)	(0.1)	-	(0.0)	(2.9)	(2.2)	$ (0.0)	(0.8)	(2.2)
Non-credit portion in other comprehensive income	0.4	0.2	0.0	0.0	-	0.0	0.1	0.5	0.0	0.4	0.5
OTTI losses reclassified from other comprehensive income	(0.1)	(0.3)	(0.3)	-	-	-	(0.3)	(0.4)	$ -	(0.1)	(0.4)
Net impairment losses recognized in earnings	(0.5)	(1.6)	(3.1)	(0.0)	$ -	(0.0)	(3.1)	(2.0)	$ (0.0)	(0.5)	(2.0)
Total net realized gains (losses) on investments	$ (1.3)	$ (2.8)	$ 0.3	$ (0.4)	$ 1.9	$ 0.5	$ 2.2	$ (4.2)	$ 2.4	$ (3.2)	(3.7)
(4) Favorable (Unfavorable) development on prior accident year loss and LAE incurred (pre-tax):	$ 3.6	$ 8.9	$ 1.3	$ 4.1	$ 6.7	$ 6.4	$ 18.5	12.5	$ 13.1	(3.1)	(0.6)
Impact to net combined ratio	-1.0%	-2.5%	-0.4%	-1.2%	-2.0%	-1.9%	-1.3%	-1.7%	-1.9%	1.0%	0.2%
After-tax Impact to net earnings	$ 0.26	$ 0.64	$ 0.07	$ 0.24	$ 0.40	$ 0.37	$ 1.09	$ 0.90	$ 0.77	$ (0.14)	$ 0.13
After-tax Impact to net earnings excluding net realized gains (losses) on investments	$ 0.26	$ 0.64	$ 0.07	$ 0.24	$ 0.40	$ 0.37	$ 1.09	$ 0.90	$ 0.77	$ (0.14)	$ 0.13
(5) Income Tax Rate Reconciliation											
GAAP tax expense (21% for 2018 and 35% for 2017)	$ 7.4	$ 5.2	$ 13.2	$ 7.6	$ 2.4	$ 5.2	$ 28.3	$ 12.7	$ 7.6	5.1	5.1
Tax exempt interest	(0.2)	(0.3)	(0.6)	(0.6)	(0.6)	(0.6)	(2.4)	(0.5)	(1.2)	0.4	0.7
Dividend received deduction	(0.1)	(0.0)	(0.1)	(0.1)	(0.1)	(0.1)	(0.5)	(0.1)	(0.2)	0.1	0.1
Adjustment to valuation allowance	-	-	-	-	-	-	-	-	-	-	-
Prior Period Tax Adjustment	-	-	-	-	-	-	-	-	-	-	-
Gain on sale	-	-	-	-	-	-	-	-	-	-	-
Deferred tax rate adjustment	-	-	10.2	-	-	-	10.2	-	-	-	-
Other	0.5	(0.1)	0.2	(0.2)	(0.0)	(0.1)	(0.2)	0.5	(0.2)	0.6	0.6
Total GAAP tax expense	$ 7.7	$ 4.9	$ 22.8	$ 6.7	$ 1.6	$ 4.4	$ 35.4	12.5	$ 5.9	6.1	6.6
Effective tax rate	21.6%	19.5%	62.6%	30.9%	23.4%	29.3%	44.7%	20.7%	27.5%	-1.8%	-6.7%
Operating tax rate	21.6%	19.6%	60.7%	31.0%	18.9%	29.1%	31.1%	20.8%	26.5%	2.7%	-5.8%
(6) Impact of Retrospective Adoption of ASU 2014-09 Revenue from Contracts with Customers . Line items on the Statement of Earnings have been adjusted as follows:											
Fee Income			$ 0.2	$ (0.0)	$ 0.2	$ (0.2)	$ 0.2		$ (0.0)		
Provision for income taxes			0.9	(0.0)	0.1	(0.1)	0.9		(0.0)		
Net Earnings			$ (0.6)	$ (0.0)	$ 0.1	$ (0.1)	$ (0.7)		$ (0.0)		
Net Earnings Per Common Share - Basic			$ (0.06)	$ (0.00)	$ 0.01	$ (0.01)	$ (0.06)		$ -		
Net Earnings Per Common Share - Diluted			$ (0.06)	$ (0.00)	$ 0.01	$ (0.02)	$ (0.06)		$ -		
(7) Net Earnings excluding net realized gains (losses) on investments and Tangible Capital are Non-GAAP measures. Please see page 10 for a definition and reconcilation to the most comparable GAAP measure.											
(8) Shares Outstanding Calculation											
Average basic shares outstanding	10.920	10.915	10.922	10.993	11.006	10.998	10.984	10.917	10.998	(0.086)	(0.081)
Restricted stock not yet vested	0.011	0.008	0.006	0.017	0.036	0.033	0.022	0.010	0.033	(0.025)	(0.024)
Dilutive effect of performance share plan	0.088	0.086	0.058	0.052	0.041	0.096	0.062	0.087	0.096	0.047	(0.009)
Average diluted shares outstanding	11.019	11.009	10.986	11.062	11.082	11.127	11.067	11.014	11.127	(0.064)	(0.113)
(9) Impact to Combined Ratio from Catastrophes											
Catastrophe losses (recoveries), pretax	$ 1.4	$ (0.1)	$ (0.9)	$ 15.1	$ 1.7	$ 1.5	$ 17.4	$ 1.4	$ 3.2	(0.3)	(1.9)
Impact to net combined ratio	0.4%	0.0%	-0.3%	4.4%	0.5%	0.5%	1.3%	0.2%	0.5%	-0.1%	-0.3%

2 (b)

INFINITY PROPERTY & CASUALTY CORPORATION
CONSOLIDATED BALANCE SHEETS
($ in millions)

	June 30, 2018	March 31, 2018	Dec. 31, 2017 (as adjusted)
ASSETS			
Investments [1]			
Fixed maturities - at fair value (amortized cost $1,500.7, $1,512.9, $1,439.9, and $1,392.7)	$ 1,479.5	$ 1,497.9	$ 1,441.1
Equity securities - at fair value (cost $66.0, $65.9, $68.8, and $77.0)	90.3	90.5	96.0
Short-term investments - at fair value (amortized cost $0, $0, $2.5, and $2.9)	-	-	2.5
Total investments	1,569.8	1,588.4	1,539.7
Cash and cash equivalents [1]	102.8	88.8	107.6
Accrued investment income	13.1	10.1	13.1
Agents' balances and premium receivable	584.2	557.2	508.0
Property and equipment (net of depreciation)	75.9	78.7	82.5
Prepaid reinsurance premium	-	0.5	1.0
Recoverable from reinsurers	18.7	22.7	30.3
Deferred policy acquisition costs	102.9	98.7	88.3
Current and deferred income taxes	19.2	9.1	10.5
Receivable for securities sold	0.1	0.1	1.7
Other assets	20.3	21.9	16.6
Goodwill	75.3	75.3	75.3
TOTAL ASSETS	$ 2,582.2	$ 2,551.5	$ 2,474.5

	June 30, 2018	March 31, 2018	Dec. 31, 2017 (as adjusted)	Dec. 31, 2016 (as adjusted)
LIABILITIES				
Unpaid losses and loss adjustment expenses [2]	$ 714.2	$ 701.0	$ 715.1	$ 685.5
Unearned premium	716.5	691.5	627.6	614.3
Long-term debt	273.9	273.9	273.8	273.6
Commissions payable	16.4	15.8	16.7	16.2
Payable for securities purchased	4.0	40.4	5.6	13.9
Other liabilities	121.3	111.0	119.8	105.6
TOTAL LIABILITIES	1,846.3	1,833.6	1,758.7	1,709.1
SHAREHOLDERS' EQUITY				
Common stock	21.9	21.9	21.9	21.8
Additional paid-in capital	386.7	385.3	383.6	378.7
Retained earnings	846.4	824.9	793.1	773.9
Accumulated other comprehensive income, net of tax	(16.1)	(11.2)	19.8	7.9
Treasury stock, at cost [3]	(503.1)	(503.1)	(502.5)	(487.0)
TOTAL SHAREHOLDERS' EQUITY	735.8	717.9	715.8	695.4
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 2,582.2	$ 2,551.5	$ 2,474.5	$ 2,404.5

Notes:

	June 30, 2018	March 31, 2018	Dec. 31, 2017
(1) Unrestricted cash and investments at the holding company	$ 180.4	$ 170.7	$ 171.0

(2) December 2016 - December 2017 updated for retrospective adoption of ASU 2014-09 Revenue from Contracts with Customers. Agents' balances and premium receivable, current and deferred income taxes, other liabilities (unearned fees) and retained earnings have been adjusted. following amounts:

Agents' balances and premium receivable	$ (0.1)
Current and deferred income taxes	$ 1.2
Total assets	$ 1.1
Other liabilities (unearned fees)	$ 5.5
Retained earnings	$ (4.5)
Total liablities and shareholders' equity	$ 1.1

	June 30, 2018	March 31, 2018	Dec. 31, 2017	Dec. 31, 2016
(2) Net unpaid losses and loss adjustment expenses	$ 695.7	$ 681.5	$ 683.5	$ 668.3
Ceded unpaid losses and loss adjustment expenses	18.6	19.5	31.6	17.1
Gross unpaid losses and loss adjustment expenses	$ 714.2	$ 701.0	$ 715.1	$ 685.5
QTD Net paid losses & LAE	$ 261.0	$ 266.6	$ 258.9	385.4
QTD Gross paid losses & LAE	$ 262.0	$ 278.6	$ 260.4	368.2
YTD Net paid losses & LAE	$ 527.6	$ 266.6	$ 1,038.5	$ 1,083.7
YTD Gross paid losses & LAE	$ 540.7	$ 278.6	$ 1,024.1	$ 1,081.3
(3) Shares repurchased during quarter	-	-	48,700	15,163
Shares surrendered during quarter	-	5,030	-	-
Cumulative number of treasury shares	10,937,569	10,937,569	10,932,539	10,766,211

3 (a)

INFINITY PROPERTY & CASUALTY CORPORATION
SHAREHOLDERS' EQUITY PROGRESSION
($ in millions)

	Three months ended						YTD	YTD	YTD
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017 (as adjusted)	March 31, 2017	Dec 31, 2017	June 30, 2018	June 30, 2017 (as adjusted)
Shareholders' Equity Balance at Beginning of Period	$ 717.9	$ 715.8	$ 714.8	$ 708.3	$ 705.2	$ 699.2	$ 699.2	$ 715.8	$ 699.2
Cumulative effect of change in accounting principle	-	(0.0)	-	-	-	(3.8)	(3.8)	(0.0)	(3.8)
Net earnings	27.8	20.1	14.1	15.0	5.2	10.5	44.7	47.9	15.7
Net change in postretirement benefit liability, net of tax	(0.0)	(0.0)	(0.1)	(0.0)	(0.0)	(0.0)	(0.1)	(0.0)	(0.0)
Change in unrealized gain (loss) on fixed maturity investments, net of tax [1]	(5.0)	(13.0)	(3.9)	4.4	4.6	6.6	11.7	(18.0)	11.2
Change in non-credit component of impairment losses on fixed maturities, net of tax	0.1	0.2	0.2	0.0	0.1	0.0	0.3	0.2	0.1
Comprehensive income (loss)	22.9	7.3	10.3	19.3	9.8	17.1	56.6	30.1	23.1
Dividends paid to common shareholders	(6.3)	(6.3)	(6.3)	(6.4)	(6.4)	(6.4)	(25.5)	(12.7)	(12.8)
Shares issued and share-based compensation expense, including tax benefit	1.4	1.8	1.7	0.5	1.3	1.4	4.9	3.2	2.8
Acquisition of treasury stock	-	(0.6)	(4.6)	(6.9)	(1.6)	(2.3)	(15.5)	(0.6)	(4.0)
Shareholders' Equity Balance at End of Period	$ 735.8	$ 717.9	$ 715.8	$ 714.8	$ 708.3	$ 705.2	$ 715.8	$ 735.8	$ 708.3

Notes:
(1) The amounts for 2018 are for fixed maturities, only.
(2) 2017 has been updated for the retrospective adoption of ASU 2014-09 *Revenue from Contracts with Customers*.
Net earnings and Ending Shareholders' Equity Balances have been adjusted by the following amounts:

	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	YTD Dec 31, 2017	YTD June 30, 2017
Net earnings	$ (0.6)	$ (0.0)	$ 0.1	$ (0.1)	$ (0.7)	(0.0)
Shareholders' Equity Balance at End of Period	$ (4.5)	$ (3.8)	$ (3.8)	$ (3.9)	$ (4.5)	(7.8)

3 (b)

INFINITY PROPERTY & CASUALTY CORPORATION
CONSOLIDATED STATEMENTS OF CASHFLOWS
($ in millions)

	Three months ended						YTD	YTD		Incr/Decr 3 months	Incr/Decr 6 months
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017 (as adjusted)	March 31, 2017	Dec 31, 2017	June 30, 2018	June 30, 2017 (as adjusted)	June 30, 2018	June 30, 2018
Operating Activities:											
Net earnings:	$ 27.8	$ 20.1	$ 14.1	$ 15.0	$ 5.2	$ 10.5	$ 44.7	$ 47.9	$ 15.7	$ 22.6	$ 32.2
Adjustments:											
Depreciation	3.4	3.7	4.0	4.0	4.1	4.2	16.3	7.1	8.3	(0.7)	(1.2)
Amortization	3.7	4.8	5.0	5.4	5.7	5.3	21.5	8.5	11.0	(2.0)	(2.5)
Net realized (gains) losses on investments	1.3	2.8	(0.3)	0.4	(1.9)	(0.5)	(2.2)	4.2	(2.4)	3.2	6.6
(Gain) loss on disposal of property and equipment	0.0	0.0	0.1	0.0	(0.0)	(0.0)	0.0	0.0	(0.0)	0.0	0.0
Share-based compensation expense	1.4	1.7	1.6	0.4	1.2	1.4	4.6	3.1	2.6	0.2	0.5
Activity related to rabbi trust	0.0	(0.0)	0.0	0.1	0.1	0.1	0.2	0.0	0.1	(0.0)	(0.1)
Change in accrued investment income	(3.0)	3.0	(0.7)	1.1	(1.2)	0.2	(0.6)	(0.0)	(1.0)	(1.8)	1.0
Change in agents' balances and premium receivable	(27.0)	(49.2)	1.1	(11.1)	14.2	(17.1)	(13.0)	(76.2)	(2.9)	(41.1)	(73.3)
Change in reinsurance receivables	4.5	8.2	8.0	(18.3)	(1.3)	0.9	(10.7)	12.7	(0.4)	5.8	13.1
Change in deferred policy acquisition costs	(4.2)	(10.4)	3.1	(1.0)	3.7	(3.0)	2.8	(14.6)	0.7	(7.9)	(15.3)
Change in other assets	(7.7)	(0.8)	17.7	0.3	(8.7)	(4.5)	4.7	(8.5)	(13.2)	1.0	4.7
Change in unpaid losses and loss adjustment expenses	13.2	(14.1)	(14.2)	28.2	22.2	(6.5)	29.6	(0.9)	15.6	(8.9)	(16.5)
Change in unearned premium	25.0	63.9	(9.9)	14.0	(17.8)	26.9	13.2	88.9	9.1	42.8	79.8
Change in other liabilities	10.9	(9.8)	(7.7)	12.1	4.8	5.6	14.7	1.1	10.4	6.1	(9.3)
Net cash provided by (used in) operating activities	49.3	23.9	21.8	50.5	30.1	23.5	126.0	73.3	53.7	19.2	19.6
Investing Activities:											
Purchases of:											
Fixed maturities	(139.6)	(403.5)	(78.1)	(136.8)	(155.0)	(120.8)	(490.7)	(543.1)	(275.8)	15.4	(267.2)
Equity securities	-	-	-	-	-	(1.9)	(1.9)	-	(1.9)	-	1.9
Short-term investments	-	-	-	(2.6)	(0.4)	-	(3.0)	-	(0.4)	0.4	0.4
Property and equipment	(0.6)	(0.3)	(2.0)	(1.0)	(0.7)	(0.9)	(4.6)	(0.9)	(1.6)	0.1	0.7
Maturities and redemptions of fixed maturities	32.9	32.5	36.8	73.4	65.2	43.3	218.6	65.4	108.5	(32.3)	(43.1)
Maturities and redemptions of short-term investments	-	-	-	0.4	0.5	-	0.9	-	0.5	(0.5)	(0.5)
Proceeds from sales of:											
Fixed maturities	78.5	328.1	29.0	44.2	81.5	37.7	192.4	406.5	119.2	(3.0)	287.4
Equity securities	-	5.0	9.0	-	5.0	2.0	16.0	5.0	7.0	(5.0)	(2.0)
Short-term investments	-	2.5	-	-	-	2.4	2.4	2.5	2.4	-	0.1
Property and equipment	-	-	(0.0)	0.0	0.0	0.0	0.0	-	0.0	(0.0)	(0.0)
Net cash provided by (used in) investing activities	(28.8)	(35.7)	(5.2)	(22.4)	(4.0)	(38.2)	(69.8)	(64.5)	(42.2)	(24.8)	(22.4)
Financing Activities:											
Proceeds from stock options exercised and	-	0.1	0.1	0.1	0.1	0.1	0.3	0.1	0.1	(0.1)	(0.1)
Change in restricted cash related to planned redemption of debt	-	-	-	-	-	-	-	-	-	-	-
Principal payments under capital lease obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.5)	(0.3)	(0.3)	(0.0)	(0.0)
Acquisition of treasury stock	-	(0.6)	(4.9)	(6.9)	(1.5)	(2.3)	(15.5)	(0.6)	(3.7)	1.5	3.2
Dividends paid to shareholders	(6.3)	(6.3)	(6.3)	(6.4)	(6.4)	(6.4)	(25.5)	(12.7)	(12.8)	0.1	0.1
Net cash provided by (used in) financing activities	(6.5)	(7.0)	(11.3)	(13.3)	(7.9)	(8.8)	(41.3)	(13.5)	(16.7)	1.4	3.2
Net Increase (Decrease) in Cash and Cash Equivalents	14.0	(18.8)	5.2	14.7	18.2	(23.4)	14.8	(4.8)	(5.2)	(4.2)	0.4
Cash and cash equivalents at beginning of period	88.8	107.6	102.4	87.6	69.4	92.8	92.8	107.6	92.8	19.4	14.8
Cash and Cash Equivalents at End of Period	$ 102.8	$ 88.8	$ 107.6	$ 102.4	$ 87.6	$ 69.4	$ 107.6	$ 102.8	$ 87.6	$ 15.2	$ 15.2

Notes:

(1) 2017 has been updated for the retrospective adoption of ASU 2014-09 *Revenue from Contracts with Customers*.

4

INFINITY PROPERTY & CASUALTY CORPORATION
INVESTMENT PORTFOLIO
($ in millions)

	Fair Value June 30, 2018	% of Total	Pre-tax Book Yield	Pre-tax Market Yield	Option Adj. Duration	Fair Value Dec. 31, 2017	% of Total	Pre-tax Book Yield	Pre-tax Market Yield	Option Adj. Duration
Fixed Maturities										
NAIC Rating 1	$ 1,149.1	68.7%	2.6%	3.0%	4.1	$ 1,176.1	71.4%	2.2%	2.3%	3.4
NAIC Rating 2	210.5	12.6%	3.4%	3.8%	3.6	130.6	7.9%	3.0%	2.8%	2.9
Total investment grade	1,359.6	81.3%	2.8%	3.1%	4.1	1,306.7	79.3%	2.3%	2.3%	3.3
Non-investment grade (NAIC Rating 3-6)	119.9	7.2%	5.3%	5.4%	3.7	134.4	8.2%	5.1%	4.4%	3.3
Total fixed maturities	1,479.5	88.5%	3.0%	3.3%	4.0	1,441.1	87.5%	2.6%	2.5%	3.3
Cash and cash equivalents	102.8	6.1%				107.6	6.5%			
Equities	90.3	5.4%				96.0	5.8%			
Short-term investments	-	0.0%				2.5	0.2%			
Total Cash and Investments	$ 1,672.7	100.0%				$ 1,647.2	100.0%			
Unrealized Gain (Loss):										
Fixed maturities - at amortized cost	1,500.7					$ 1,439.9				
Fixed maturities - at fair value	1,479.5					1,441.1				
Unrealized gain (loss)	(21.2)					1.2				
Equities - at cost						68.8				
Equities - at fair value						96.0				
Unrealized gain (loss)						27.2				
Short-term investments - at cost	-					2.5				
Short-term investments - at fair value	-					2.5				
Unrealized gain (loss)	-					(0.0)				
Total Unrealized Gain (Loss)	(21.2)					28.4				
Fixed Maturities										
U.S. governments & agencies	$ 130.6	7.8%	2.1%	2.6%	2.8	$ 60.5	3.7%	1.6%	2.0%	2.9
Foreign governments	0.8	0.0%	4.2%	4.1%	5.8					
State and municipals	341.7	20.4%	2.3%	2.3%	4.1	494.2	30.0%	1.9%	1.8%	3.0
MBS, ABS and CMO:										
Residential mortgage-backed securities ("RMBS")	298.5	17.8%	3.0%	3.5%	5.6	351.0	21.3%	2.8%	2.9%	4.3
Commercial mortgage-backed securities ("CMBS")	68.4	4.1%	2.8%	3.2%	3.7	30.6	1.9%	1.8%	3.0%	3.6
Asset backed securities ("ABS"):										
Auto loans	39.8	2.4%	2.8%	3.2%	3.1	29.4	1.8%	2.2%	2.3%	2.2
Credit card receivables	24.5	1.5%	2.4%	2.9%	2.6	22.6	1.4%	2.2%	2.2%	3.6
Equipment leases	6.0	0.4%	2.6%	2.8%	1.8	5.0	0.3%	2.3%	2.3%	1.8
Collateralized Loan Obligation ("CLO")	49.7	3.0%	3.3%	3.7%	5.4					
All other ABS	14.3	0.9%	3.8%	4.0%	4.1	5.5	0.3%	3.1%	3.1%	4.4
Total ABS	134.2	8.0%	3.0%	3.4%	3.9	62.4	3.8%	2.3%	2.3%	2.8
Total MBS, ABS and CMO	501.1	30.0%	3.0%	3.4%	4.9	444.0	27.0%	2.6%	2.8%	4.1
Corporates[(1)]										
Investment grade	385.6	23.1%	3.1%	3.6%	3.3	309.4	18.8%	2.7%	2.6%	2.8
Non-investment grade	119.6	7.2%	5.3%	5.4%	3.7	133.0	8.1%	5.1%	4.4%	3.3
	505.2	30.2%	3.6%	4.0%	3.4	442.4	26.9%	3.4%	3.1%	2.9
Total	1,479.5	88.5%	3.0%	3.3%	4.0	1,441.1	87.5%	2.6%	2.5%	3.3

(1) Classification in investment grade or non-investment grade category is based on the middle of Standard and Poor's, Moody's or Fitch's ratings if all three ratings are available.

5

INFINITY PROPERTY & CASUALTY CORPORATION
INSURANCE UNDERWRITING RESULTS
($ in millions)

	Three months ended						YTD	YTD		Incr/Decr 3 months	Incr/Decr 6 months
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec 31, 2017	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2018
			(as adjusted)						(as adjusted)		
GAAP Results											
Net written premium	$ 399.2	$ 417.9	$ 335.9	$ 359.0	$ 323.8	$ 368.1	$ 1,386.9	$ 817.1	$ 691.9	$ 75.4	$ 125.2
Net earned premium	374.3	354.0	345.9	345.0	339.1	341.4	1,371.3	728.2	680.5	35.1	47.7
Loss expenses	231.6	228.3	207.9	223.2	233.0	230.5	894.6	459.9	463.5	(1.4)	(3.6)
Loss adjustment expenses	43.6	36.3	38.3	40.0	40.6	40.2	159.1	79.9	80.8	3.0	(0.9)
Commission and other underwriting expenses (1)	95.3	90.5	91.8	89.3	90.2	85.9	357.3	185.8	176.2	5.0	9.6
Underwriting income (loss)	$ 3.8	$ (1.1)	$ 7.9	$ (7.5)	$ (24.7)	$ (15.2)	$ (39.6)	$ 2.7	$ (40.0)	$ 28.5	$ 42.6
Installment and other fee income (2)	28.8	27.4	26.6	26.0	26.7	26.7	106.0	56.2	53.4	2.2	2.9
Underwriting income (loss) after considering fee income	$ 32.6	$ 26.3	$ 34.4	$ 18.5	$ 1.9	$ 11.5	66.3	$ 58.9	$ 13.4	30.7	45.5
Operating Ratios:											
Loss ratio	61.9%	64.5%	60.1%	64.7%	68.7%	67.5%	65.2%	63.1%	68.1%	-6.8%	-5.0%
Loss adjustment expense ratio	11.7%	10.2%	11.1%	11.6%	12.0%	11.8%	11.6%	11.0%	11.9%	-0.3%	-0.9%
Loss & LAE ratio	73.5%	74.7%	71.2%	76.3%	80.7%	79.3%	76.8%	74.1%	80.0%	-7.1%	-5.9%
Expense ratio	17.8%	17.8%	18.9%	18.4%	18.7%	17.3%	18.3%	17.8%	18.0%	-1.0%	-0.3%
Combined Ratio	91.3%	92.6%	90.0%	94.6%	99.4%	96.6%	95.2%	91.9%	98.0%	-8.1%	-6.1%
Statutory Results											
Net written premium	$ 399.2	$ 417.9	$ 335.9	$ 359.0	$ 323.8	$ 368.1	$ 1,386.9	$ 817.1	$ 691.9	$ 75.4	$ 125.2
Net earned premium	374.3	354.0	345.9	345.0	339.1	341.4	1,371.3	728.2	680.5	35.1	47.7
Loss expenses	231.5	228.3	207.9	223.1	233.0	230.5	894.5	459.8	463.5	(1.5)	(3.6)
Loss adjustment expenses	44.5	37.2	39.1	40.8	41.4	41.0	162.4	81.7	82.5	3.1	(0.7)
Commission and other underwriting expenses (1)	90.5	92.3	78.5	81.8	78.0	82.3	320.7	182.8	160.4	12.5	22.4
Underwriting income (loss)	$ 7.7	$ (3.8)	$ 20.3	$ (0.8)	$ (13.3)	$ (12.4)	$ (6.3)	$ 3.9	$ (25.8)	$ 21.0	$ 29.7
Installment and other fee income	26.6	24.1	22.3	22.3	23.0	23.9	91.5	50.7	46.9	3.7	3.8
Underwriting income (loss) after considering fee income	$ 34.3	$ 20.3	$ 42.5	$ 21.5	$ 9.6	$ 11.5	$ 85.1	$ 54.6	$ 21.1	$ 24.7	$ 33.5
Operating Ratios:											
Loss ratio	61.9%	64.5%	60.1%	64.7%	68.7%	67.5%	65.2%	63.1%	68.1%	-6.8%	-5.0%
Loss adjustment expense ratio	11.9%	10.5%	11.3%	11.8%	12.2%	12.0%	11.8%	11.2%	12.1%	-0.3%	-0.9%
Loss & LAE Ratio	73.8%	75.0%	71.4%	76.5%	80.9%	79.5%	77.1%	74.4%	80.2%	-7.2%	-5.9%
Gross expense ratio	22.7%	22.1%	23.4%	22.8%	24.1%	22.4%	23.1%	22.4%	23.2%	-1.4%	-0.8%
Combined Ratio	96.4%	97.1%	94.8%	99.3%	105.0%	101.9%	100.2%	96.7%	103.4%	-8.6%	-6.7%
Fee income	-6.7%	-5.8%	-6.6%	-6.2%	-7.1%	-6.5%	-6.6%	-6.2%	-6.8%	0.4%	0.6%
Combined Ratio Including Fee Income	89.8%	91.3%	88.2%	93.1%	97.9%	95.4%	93.6%	90.5%	96.6%	-8.2%	-6.1%
Net expense ratio (including fee income)	16.0%	16.3%	16.7%	16.6%	17.0%	15.9%	16.5%	16.2%	16.4%	-1.0%	-0.2%

NM = Not Meaningful

Notes:

(1) Stat-to-GAAP Reconciliation of commission and other underwriting expenses

	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec 31, 2017	June 30, 2018	June 30, 2017
Stat commission and other underwriting expenses	$ 90.5	$ 92.3	$ 78.5	$ 81.8	$ 78.0	$ 82.3	$ 320.7	$ 182.8	$ 160.4
Plus: Premium receivables charged off	5.2	3.6	5.1	3.9	4.2	2.6	15.8	8.8	6.7
Less: Deferred acquisition costs	(4.2)	(10.4)	3.1	(1.0)	3.7	(3.0)	2.8	(14.6)	0.7
Other Stat-to-GAAP adjustments	3.8	5.0	5.0	4.6	4.3	4.0	18.0	8.8	8.3
GAAP commission and other underwriting expenses	$ 95.3	$ 90.5	$ 91.8	$ 89.3	$ 90.2	$ 85.9	$ 357.3	$ 185.8	$ 176.2

(2) See Note (6) on page 2(b)

6

INFINITY PROPERTY & CASUALTY CORPORATION POLICIES IN FORCE DETAIL Incr/Decr from % Incr/Decr from June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, March 31, June 30, March 31, June 30, 2018 2018 2017 2017 2017 2017 2018 2017 2018 2017 PERSONAL AUTO 731,604 712,893 683,802 687,251 697,005 706,783 18,711 34,599 2.6% 5.0% COMMERCIAL AUTO 60,971 58,708 56,818 55,935 55,214 53,756 2,263 5,757 3.9% 10.4% CLASSIC COLLECTOR 40,610 41,009 41,118 41,268 41,442 41,547 (399) (832) -1.0% -2.0% TOTAL ALL LINES 833,185 812,610 781,738 784,454 793,661 802,086 20,575 39,524 2.5% 5.0% Policy Mix Personal Auto - 6 Month 31.3% 32.3% 32.5% 32.9% 32.3% 31.1% -1.1% -1.0% Personal Auto - 12 Month 68.7% 67.7% 67.5% 67.1% 67.7% 68.9% 1.1% 1.0% Commercial Auto - 6 Month 7.3% 7.1% 7.0% 6.8% 6.7% 6.7% 0.2% 0.5% Commercial Auto - 12 Month 92.7% 92.9% 93.0% 93.2% 93.3% 93.3% -0.2% -0.5% 7

INFINITY PROPERTY & CASUALTY CORPORATION
GROSS WRITTEN PREMIUM
($ in millions)

	Three Months ended						YTD		Twelve Months Ended				
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	June 30, 2018	June 30, 2017	Dec. 31, 2017	*Adjusted Dec. 31, 2016	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
PERSONAL AUTO	$ 349.4	$ 370.2	$ 296.9	$ 319.2	$ 276.9	$ 324.4	$ 719.6	$ 601.3	$ 1,217.4	$ 1,223.8	$ 1,240.0	$ 1,246.5	$ 1,237.8
Growth Rate	26.2%	14.1%					19.7%		-1.8%	-1.8%	-0.5%	0.7%	-0.3%
COMMERCIAL AUTO	$ 47.7	$ 47.7	$ 40.2	$ 38.6	$ 41.8	$ 42.8	$ 95.5	$ 84.6	$ 163.4	$ 143.7	$ 145.3	$ 126.0	$ 108.6
Growth Rate	14.2%	11.6%					12.9%		12.5%	14.0%	15.3%	16.0%	27.4%
CLASSIC COLLECTOR	$ 5.1	$ 3.7	$ 3.5	$ 4.4	$ 5.1	$ 3.6	$ 8.7	$ 8.6	$ 16.5	$ 15.9	$ 16.1	$ 15.3	$ 14.5
Growth Rate	-0.1%	2.7%					1.0%		2.6%	3.7%	5.0%	6.1%	8.6%
TOTAL ALL LINES / ALL STATES	$ 402.2	$ 421.6	$ 340.6	$ 362.2	$ 323.8	$ 370.7	$ 823.8	$ 694.5	$ 1,397.3	$ 1,383.4	$ 1,401.4	$ 1,387.9	$ 1,360.9
Growth Rate	24.2%	13.7%					18.6%		-0.3%	-0.3%	1.0%	2.0%	1.6%

Notes:

*It is Infinity's policy to close the books on the last Friday of the month, which resulted in a fourteen week quarter during the fourth quarter of 2016. These columns present the growth for the fourth quarter and full year 2016 excluding the extra week.

NM = not meaningful

8

INFINITY PROPERTY & CASUALTY CORPORATION
STATUTORY COMBINED RATIOS
($ in millions)

THREE MONTHS ENDED

	March 31, 2018					March 31, 2017				
	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio
PERSONAL AUTO	$ 368.1	$ 310.3	74.3%	16.2%	90.5%	$ 323.4	$ 302.4	79.6%	15.6%	95.2%
COMMERCIAL AUTO	46.4	39.8	81.7%	16.1%	97.8%	41.4	35.2	81.0%	16.1%	97.1%
CLASSIC COLLECTOR	3.4	3.9	62.9%	35.3%	98.2%	3.4	3.8	51.0%	37.2%	88.3%
GRAND TOTAL	$ 417.9	$ 354.0	75.0%	16.3%	91.3%	$ 368.1	$ 341.4	79.5%	15.9%	95.4%

	June 30, 2018					June 30, 2017				
	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio
PERSONAL AUTO	$ 348.1	$ 328.7	73.2%	15.8%	89.0%	$ 275.9	$ 298.4	80.8%	17.0%	97.8%
COMMERCIAL AUTO	46.3	41.7	81.1%	15.9%	97.1%	43.1	36.9	84.0%	15.0%	99.0%
CLASSIC COLLECTOR	4.8	3.9	46.4%	35.7%	82.1%	4.8	3.8	61.1%	33.9%	95.0%
GRAND TOTAL	$ 399.2	$ 374.3	73.8%	16.0%	89.8%	$ 323.8	$ 339.1	80.9%	17.0%	97.9%

	Sept. 30, 2018					Sept. 30, 2017				
	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio
PERSONAL AUTO						$ 317.6	$ 303.5	75.5%	16.3%	91.7%
COMMERCIAL AUTO						37.3	37.6	84.0%	16.6%	100.6%
CLASSIC COLLECTOR						4.1	3.8	91.4%	33.0%	124.4%
GRAND TOTAL						$ 359.0	$ 345.0	76.5%	16.6%	93.1%

	Dec. 31, 2018					Dec. 31, 2017				
	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio
PERSONAL AUTO						$ 294.1	$ 303.6	70.7%	16.7%	87.4%
COMMERCIAL AUTO						38.8	38.7	79.2%	16.5%	95.6%
CLASSIC COLLECTOR						3.1	3.6	46.3%	39.5%	85.8%
GRAND TOTAL						$ 335.9	$ 345.9	71.4%	16.7%	88.2%

YEAR TO DATE

	June 30, 2018					June 30, 2017				
	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio
PERSONAL AUTO	$ 716.3	$ 639.0	73.7%	16.0%	89.7%	$ 599.3	$ 600.8	80.2%	16.2%	96.4%
COMMERCIAL AUTO	92.6	81.5	81.4%	16.0%	97.4%	84.4	72.1	82.5%	15.5%	98.0%
CLASSIC COLLECTOR	8.2	7.8	54.6%	35.6%	90.1%	8.2	7.6	56.1%	35.3%	91.4%
GRAND TOTAL	$ 817.1	$ 728.2	74.4%	16.2%	90.5%	$ 691.9	$ 680.5	80.2%	16.4%	96.6%

	Sept. 30, 2018					Sept. 30, 2017				
	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio
PERSONAL AUTO						$ 916.9	$ 904.4	78.6%	16.2%	94.9%
COMMERCIAL AUTO						121.7	109.7	83.0%	15.9%	98.9%
CLASSIC COLLECTOR						12.3	11.4	67.9%	34.5%	102.4%
GRAND TOTAL						$ 1,050.9	$ 1,025.5	79.0%	16.5%	95.4%

	Dec. 31, 2018					Dec. 31, 2017				
	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio	Written Premium	Earned Premium	Loss & LAE Ratio	U/W Ratio	Combined Ratio
PERSONAL AUTO						$ 1,211.0	$ 1,208.0	76.6%	16.3%	93.0%
COMMERCIAL AUTO						160.5	148.3	82.0%	16.0%	98.0%
CLASSIC COLLECTOR						15.3	15.1	62.7%	35.5%	98.2%
GRAND TOTAL						$ 1,386.9	$ 1,371.3	77.1%	16.5%	93.6%

NM = Not Meaningful

Notes:
Statutory combined ratios exclude premium receivables charged off, include fee income. See page 6 for reconciliation to GAAP calendar year combined ratio.

9

INFINITY PROPERTY & CASUALTY CORPORATION
DEFINITIONS OF NON-GAAP FINANCIAL AND OPERATING MEASURES
($ in millions, except per share amounts)

Gross written premium is the amount of premium charged for policies issued during a fiscal period (including assumed premium). Management uses gross written premium as a measure of production levels. Earned premium is the most comparable GAAP measure.

Net earnings excluding net realized gains (losses) Management uses net earnings excluding net realized gains (losses) on investments as a measure to evaluate the insurance business. The Company believes that net earnings excluding net realized gains (losses) on invvestments provides investors a valuable measure of the performance without being obscured by the net effect of realized capital gains and losses, which can be volatile on a quarterly basis. Net earnings is the most comparable GAAP measure.

Underwriting income measures the insurer's profit on insurance sales after all losses and expenses have been paid and is calculated by deducting losses and loss adjustment expenses and commissions and other underwriting expenses from earned premium. Management uses underwriting income to measure the success of its pricing and underwriting strategies. It is useful for investors to evaluate the components of our profitability separately from investments. Net earnings is the most comparable GAAP measure.

Tangible capital is defined as total capital (face value of long-term debt plus total shareholders' equity) less intangible assets. Infinity reports this non-GAAP measure because it is a measure often used by management, debt-holders and rating agencies when evaluating financial leverage. Total capital is the most comparable GAAP measure.

	Three months ended						YTD	YTD		Incr/Decr 3 months	Incr/Decr 6 months
	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017 (as adjusted)	March 31, 2017	Dec 31, 2017	June 30, 2018	June 30, 2017 (as adjusted)	June 30, 2018	June 30, 2018
The following schedule reconciles earned premium to gross written premium:											
Earned premium	$ 374.3	$ 354.0	$ 345.9	$ 345.0	$ 339.1	$ 341.4	$ 1,371.3	$ 728.2	$ 680.5	$ 35.1	$ 47.7
Less: Change in unearned premium	(25.0)	(63.9)	9.9	(14.0)	15.3	(26.7)	(15.5)	(88.9)	(11.4)	(40.3)	(77.5)
Net written premium	399.2	417.9	335.9	359.0	323.8	368.1	1,386.9	817.1	691.9	75.4	125.2
Less: Ceded reinsurance	(3.0)	(3.7)	(4.7)	(3.2)	0.0	(2.6)	(10.4)	(6.7)	(2.6)	(3.0)	(4.1)
Gross written premium	$ 402.2	$ 421.6	$ 340.6	$ 362.2	$ 323.8	$ 370.7	$ 1,397.3	$ 823.8	$ 694.5	$ 78.4	$ 129.3
The following schedule reconciles net earnings to operating earnings and underwriting income:											
Net Earnings	$ 27.8	$ 20.1	$ 14.1	$ 15.0	$ 5.2	$ 10.5	$ 44.7	47.9	15.7	$ 22.6	$ 32.2
Less:											
Realized gains (losses) on investments	(1.3)	(2.8)	0.3	(0.4)	1.9	0.5	2.2	(4.2)	2.4	(3.2)	(6.6)
(Provision) benefit for income taxes	0.3	0.6	(0.1)	0.2	(0.7)	(0.2)	(0.8)	0.9	(0.8)	0.9	1.7
Adjustments, after-tax	(1.1)	(2.2)	0.2	(0.3)	1.2	0.3	1.4	(3.3)	1.6	(2.3)	(4.9)
Net Earnings excluding net realized gains (losses) on investments, after-tax	$ 28.8	$ 22.3	$ 13.9	$ 15.3	$ 3.9	$ 10.2	$ 43.3	51.2	14.1	24.9	37.0
Less: Provision for income taxes	(8.0)	(5.4)	(23.5)	(6.9)	(0.9)	(4.2)	(35.4)	(13.4)	(5.1)	(7.0)	(8.3)
Pre-tax net earnings excluding net realized gains (losses) on investments	36.8	27.8	37.4	22.1	4.9	14.4	78.7	64.6	19.2	31.9	45.3
Less:											
Net investment income	11.8	9.8	9.8	9.8	9.0	8.7	37.3	21.6	17.7	2.8	3.9
Other income	0.5	0.4	0.4	0.4	0.4	0.3	1.4	0.9	0.7	0.1	0.3
Interest expense	(3.5)	(3.5)	(3.5)	(3.5)	(3.5)	(3.5)	(14.0)	(7.0)	(7.0)	0.0	0.0
Corporate general and administrative expenses	(3.7)	(4.7)	(2.9)	(2.2)	(2.4)	(2.3)	(9.8)	(8.4)	(4.7)	(1.2)	(3.7)
Other expenses	(0.9)	(0.5)	(0.8)	(0.8)	(0.5)	(0.3)	(2.5)	(1.4)	(0.8)	(0.4)	(0.6)
Underwriting Income (Loss)	$ 32.6	$ 26.3	$ 34.4	$ 18.5	$ 1.9	$ 11.5	$ 66.3	58.9	13.4	30.7	45.5
Net Earnings per Diluted Share	$ 2.52	$ 1.82	$ 1.28	$ 1.35	$ 0.47	$ 0.94	$ 4.04	$ 4.34	$ 1.41	$ 2.05	$ 2.93
Less: Net realized gains (losses) on investments	(0.10)	(0.21)	0.01	(0.03)	0.11	0.03	0.13	(0.30)	0.14	(0.21)	(0.44)
Net Earnings excluding net realized gains (losses) on investments per Diluted Share	$ 2.62	$ 2.03	$ 1.27	$ 1.38	$ 0.36	$ 0.91	$ 3.91	$ 4.64	$ 1.27	$ 2.26	$ 3.37
The following schedule reconciles total capital to tangible capital:											
Total Capital	$ 1,010.8	$ 992.9	$ 990.8	$ 989.8	$ 983.3	$ 980.2	990.8	$ 1,010.8	$ 983.3	$ 27.5	$ 27.5
Less:Goodwill	75.3	75.3	75.3	75.3	75.3	75.3	75.3	75.3	75.3	-	-
Tangible Capital	$ 935.6	$ 917.6	$ 915.5	$ 914.5	$ 908.0	$ 904.9	915.5	$ 935.6	$ 908.0	$ 27.5	$ 27.5

NM = not meaningful

10